SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              April 21, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
SIGNATURES

                      SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C., 20549

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of the Board of Directors' Meeting of April 21, 2005 the Board had approved the following compensation for Directors.

Each non-employee director receives for service as a director an annual fee of $110,000. Members of the Audit Committee receive an additional annual fee of $5,000. The chairmen of each of the Audit, Corporate Governance, Finance and Compensation Committees receive an additional annual fee of $10,000. The chairmen of each of the Executive and International Committees receive an additional annual fee of $5,000. Directors also are reimbursed for travel expenses in connection with meetings. Compensation is available for extended travel on Board business at the request of the Board or a Committee of the Board at the rate of $2,000 per day, including travel days and work days.

The Board of Directors has designated that $55,000 of the $110,000 annual fee paid to non-employee directors automatically will be placed into a common share equivalents account under the Fee Deferral Plan for Directors. The value of the common share equivalents account is measured from time to time by the value of the Company's common shares and is payable to a director in cash at a time selected in advance by the director, which must be on or after the director's termination of service as a director. The share equivalents account is credited on each dividend payment date for common shares with the number of share equivalents that are equal in value to the amount of the quarterly dividend on common shares. The Fee Deferral Plan for Directors provides that non-employee directors may defer receipt of all or a portion of the remaining fees for services as a director and elect between interest bearing and common share equivalent accounts as the investment vehicle for the deferred fees. The Fee Deferral Plan for Directors is administered by the Compensation Committee.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




							WEYERHAEUSER COMPANY

						By	_/s/ Steven J. Hillyard
	                              Its:  Vice President and
                                          Chief Accounting Officer


Date:  April 21, 2005